Supplement dated March 29, 2024, to the Statutory Prospectus dated May 1, 2023 for the following variable universal life policies:

Issued by Pacific Life Insurance Company
Pacific Harbor VUL Pacific Select VUL 2 Pacific MVP VUL 11 MVP VUL 11 LTP

The purpose of this supplement is to announce various underlying fund changes. This supplement must be preceded or accompanied by the Statutory Prospectus for your Policy, as supplemented. Capitalized terms used in this supplement are defined in your Prospectus unless otherwise defined herein. "We'', "us'', or "our" refer to Pacific Life Insurance Company or Pacific Life & Annuity Company, as applicable; "you" or "your" refer to the Policy Owner. You can obtain a copy of the current Prospectus by contacting us at (800) 347-7787. Please retain this supplement for future reference.

The purpose of this supplement is to notify Contract Owners of an upcoming underlying fund reorganization (the “Reorganization”).

The Board of Directors of American Century Variable Portfolios, Inc. have approved an agreement and plan of Reorganization of each Fund into the Replacement Portfolio with a substantially similar series and class of Lincoln Variable Insurance Products Trust (“LVIPT”) as shown in the table below:

Current Portfolio	Replacement Portfolio
American Century VP Mid Cap Value Fund Class I	LVIP American Century Mid Cap Fund Standard Class II

The Reorganization will be effective on or about April 26, 2024. All Accumulated Value in any Subaccount investing in a Current Portfolio will automatically be reallocated to the Subaccount investing in the corresponding Portfolio. After the Reorganization Date, no new allocations may be made to the Subaccounts investing in the Current Portfolio, and such Subaccounts will no longer be available for investment under the Policy.

Your Accumulated Value immediately prior to the Reorganization will equal your Accumulated Value immediately after the Reorganization. There will be no tax consequences for you as a result of the Reorganization. The Reorganization will be performed at no cost to you. The Policy’s fees and charges will not increase as a result of the Reorganization. Your rights and our obligations under the Policy will not be altered in any way.

You may reallocate Accumulated Value in the Subaccounts investing in the Current Portfolio for thirty (30) calendar days prior to the Reorganization Date, or from the Subaccounts investing in the Replacement Portfolio within thirty (30) calendar days after the Reorganization Date. Neither the Reorganization, nor any transfer of Accumulated Value as described above, will count against any limit on free transfers that you are permitted to make each year. All other transfers are subject to limitations as described in your Policy Prospectus. Any standing instructions or investment restrictions applicable to your Policy that include a Subaccount investing in a Current Portfolio will be automatically updated to include the Subaccount investing in the corresponding Replacement Portfolio.

Please work with your financial professional to determine if your existing allocation instructions should be changed before or after the Replacement Date. You may submit a transfer request to us electronically by signing into your account at www.PacificLife.com, by telephone at (800) 347-7787, or by using any other means described in the Policy Prospectus. Please see ADDITIONAL INFORMATION – Inquiries and Submitting Forms and Requests in the Policy Prospectus for details.

Any references to the Current Portfolio are deleted from the Policy Prospectus after the Replacement Date.

Form No. 15-53304-00